MORGAN GRENFELL INVESTMENT TRUST
                             No-Load Open-End Funds
                              Institutional Shares
                                885 Third Avenue
                            New York, New York 10022
                                January 16, 1997

                           as revised March 18, 1997


         Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company that includes eleven distinct investment portfolios that focus on international investing (the "Funds"). Morgan Grenfell Investment Services Limited (the "Adviser" or "MGIS"), based in London England, serves as investment adviser to the Funds. The Funds are designed for long-term investors seeking to participate in foreign securities markets.

         The investment objective of Morgan Grenfell International Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund and Morgan Grenfell Emerging Markets Equity Fund (the "Equity Funds") is to maximize capital appreciation. The investment objective of Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund (the "Fixed Income Funds") is to maximize total return.


         Information concerning investment portfolios of the Trust that focus on U.S. investments is contained in a separate prospectus that may be obtained by calling 1-800-550-6426.
------------------------------------------------------------------------------

         This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in institutional shares of the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated January 16, 1997, as amended or supplemented from time to time, is available upon request without charge by calling the applicable telephone number listed on the back cover or by writing SEI Financial Services Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all of the Funds are available in certain states. Please call 1-800-550-6426 to determine availability in a particular state.
------------------------------------------------------------------------------


         INVESTMENTS IN EMERGING MARKETS CAN INVOLVE SIGNIFICANT RISKS, AND MORGAN GRENFELL EMERGING MARKETS EQUITY FUND AND MORGAN GRENFELL EMERGING MARKETS DEBT FUND ARE DESIGNED FOR AGGRESSIVE INVESTORS. IN ADDITION, MORGAN GRENFELL EMERGING MARKETS DEBT FUND INVESTS IN LOWER-QUALITY DEBT SECURITIES (JUNK BONDS), WHICH PRESENT HIGHER RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT, AND PRICE VOLATILITY THAN HIGHER-QUALITY SECURITIES, AND MAY PRESENT LIQUIDITY AND VALUATION PROBLEMS.

         INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OF ANY OTHER GOVERNMENT AGENCY.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         Each Fund's primary investments are summarized below:



         Morgan Grenfell International Equity Fund invests primarily in equity and equity-related securities of companies in countries other than the United States.

         Morgan Grenfell Global Equity Fund invests primarily in equity and equity-related securities of companies throughout the world.

         Morgan Grenfell European Equity Fund invests primarily in equity and equity-related securities of companies in Europe.

         Morgan Grenfell Pacific Basin Equity Fund invests primarily in equity and equity-related securities of companies in Pacific Basin countries.

         Morgan Grenfell International Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in countries other than the United States.

         Morgan Grenfell Japanese Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Japan.

         Morgan Grenfell European Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Europe.

         Morgan Grenfell Emerging Markets Equity Fund invests primarily in equity and equity-related securities of companies in countries with emerging securities markets.

         Morgan Grenfell Global Fixed Income Fund invests primarily in fixed income securities of issuers throughout the world.

         Morgan Grenfell International Fixed Income Fund invests primarily in fixed income securities of issuers in countries other than the United States.

         Morgan Grenfell Emerging Markets Debt Fund invests primarily in fixed income securities of issuers in countries with emerging securities markets.

                                [GRAPHIC OMITTED]

                                TABLE OF CONTENTS

                                                                   Page

Expense Information                                                   4
Financial Highlights                                                  6
Introduction to the Funds                                             8
Investment Objectives and Policies                                   11
Description of Securities and Investment Techniques                  18
  and Related Risks
Additional Investment Information                                    32
Management of the Funds                                              33
Purchase of Institutional Shares                                     36
Redemption of Institutional Shares                                   38
Net Asset Value                                                      40
Dividends, Distributions and Taxes                                   40
Organization and Shares of the Trust                                 42
Performance Information                                              43
Appendix A...........................................                45
Appendix B...........................................                48
Appendix C...........................................                52

                              EXPENSE INFORMATION

--------------------------------------------------------------------------------------------------------------------------------
               FUND NAME                     International            Global              European          Pacific Basin
                                              Equity Fund          Equity Fund*         Equity Fund         Equity Fund*
                                            --------------        --------------       --------------      --------------
--------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases.............................None                  None                 None                None

Maximum Sales Charge
Imposed on Reinvested
Dividends........................................None                  None                 None                None

Deferred Sales Charge
Imposed on Redemptions...........................None                  None                 None                None

Exchange Fee.....................................None                  None                 None                None

--------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net  assets
   after reduction of advisory fee)
--------------------------------------------------------------------------------------------------------------------------------

Advisory fees ...................................0.70%                0.70%               0.70%                0.70%

Other Expenses...................................3.18%                0.70%               0.61%                0.70%

Reduction of Advisory Fee
and Expense Limitation by Adviser **............(2.98)%             (0.50)%             (0.41)%              (0.50)%

--------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses......................................0.90%                 0.90%               0.90%                0.90%
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               International            Japanese             European             Emerging
               FUND NAME                         Small Cap              Small Cap            Small Cap            Markets
                                                Equity Fund           Equity Fund*          Equity Fund         Equity Fund
                                              ---------------         --------------       --------------       --------------
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases.........................      None                   None                 None                 None

Maximum Sales Charge
Imposed on Reinvested
Dividends....................................      None                   None                 None                 None

Deferred Sales Charge
Imposed on Redemptions.......................      None                   None                 None                 None

Exchange Fee.................................      None                   None                 None                 None

---------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net  assets
   after reduction of advisory fee)
---------------------------------------------------------------------------------------------------------------------------------

Advisory fees ...............................      1.00%                  1.00%                1.00%               1.00%

Other Expenses...............................      0.40%                  0.70%                1.30%               0.44%

Reduction of Advisory Fee
and Expense Limitation by Adviser **.........     (0.15)%                (0.45)%              (1.05)%             (0.19)%
---------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses..................................      1.25%                  1.25%                1.25%               1.25%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                   International            Emerging
               FUND NAME                     Global Fixed              Fixed                 Markets
                                              Income Fund           Income Fund             Debt Fund
                                            --------------         --------------        --------------
--------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases........................     None                   None                  None

Maximum Sales Charge
Imposed on Reinvested
Dividends...................................     None                   None                  None

Deferred Sales Charge
Imposed on Redemptions......................     None                   None                  None

Exchange Fee................................     None                   None                  None

--------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net  assets
   after reduction of advisory fee)
--------------------------------------------------------------------------------------------------------------

Advisory fees ..............................     0.50%                 0.50%                  1.00%

Other Expenses..............................     0.29%                 0.63%                  0.47%

Reduction of Advisory Fee
and Expense Limitation by Adviser **........    (0.14)%               (0.48)%                (0.22)%

--------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses.................................     0.65%                 0.65%                  1.25%
--------------------------------------------------------------------------------------------------------------


* Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund were not operational during the fiscal year ended October 31, 1996.


** The Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund, on an annual basis, to the specified percentage of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following Example reflect this voluntary agreement. In it sole discretion, the Adviser may terminate or modify this voluntary agreement at any time after October 31, 1997. The purpose of this voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. After giving effect to the Adviser's voluntary agreement, each Fund's advisory fee is as follows:
    International Equity Fund 0%, Global Equity Fund 0.20%, European Equity
    Fund 0.29%, Pacific Basin Equity Fund 0.20%, International Small Cap Equity Fund 0.85%, Japanese Small Cap Equity Fund 0.55%, European Small Cap Equity Fund 0%, Emerging Markets Equity Fund 0.81%, Global Fixed Income Fund
    0.36%, International Fixed Income Fund 0.02% and Emerging Markets Debt Fund 0.78%, and the Other Expenses of International Equity Fund and European Small Cap Equity Fund are equal to the respective amounts shown in the above table as Net Fund Operating Expenses. If the Adviser's voluntary agreement were not in effect, the Fund Operating Expenses for institutional shares of each Fund would be as follows: International Equity Fund 3.88%, Global Equity Fund 1.40%, European Equity Fund 1.31%, Pacific Basin Equity Fund 1.40%, International Small Cap Equity Fund 1.40%, Japanese Small Cap
    Equity Fund 1.70%, European Small Cap Equity Fund 2.30%, Emerging Markets Equity Fund 1.44%, Global Fixed Income Fund 0.79%, International Fixed Income Fund 1.13% and Emerging Markets Debt Fund 1.47%.

Example:

         Investors in institutional shares would pay the following expenses on a $1,000(1) investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                                                         1         3       5         10
                                                                       Year      Years   Years     Years
                                                                       ----      -----   -----     -----
      Morgan Grenfell International Equity Fund                         $ 9       $29     $50      $111
      Morgan Grenfell International Small Cap Equity Fund               $13       $40     $69      $151
      Morgan Grenfell European Small Cap Equity Fund                    $13       $40     $69      $151
      Morgan Grenfell Emerging Markets Equity Fund                      $13       $40     $69      $151
      Morgan Grenfell Global Fixed Income Fund                          $ 7       $21     $36      $ 81
      Morgan Grenfell International Fixed Income Fund                   $ 7       $21     $36      $ 81
      Morgan Grenfell Emerging Markets Debt Fund                        $13       $40     $69      $151


                                                                         1          3
                                                                       Year       Years
                                                                       ----       -----
      Morgan Grenfell Global Equity Fund                                $ 9       $29
      Morgan Grenfell European Equity Fund                              $ 9       $29
      Morgan Grenfell Pacific Basin Equity Fund                         $ 9       $29
      Morgan Grenfell Japanese Small Cap Equity Fund                    $13       $40


(1) The minimum initial investment required for institutional shares of each Fund is $250,000. Exchanges may be made in amounts as low as $50,000. See "Purchase of Institutional Shares - Exchange Privilege".


         The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in institutional shares of a Fund will bear. For each Fund other than Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund and Morgan Grenfell Japanese Small Cap Equity Fund, "Other Expenses" included in the Expense Information Table and Example are estimates for the fiscal year ending October 31, 1997 that are based on actual expenses incurred during the fiscal year ended October 31, 1996, except that the figures shown (including figures shown for the other Funds) assume that new administration and transfer agency fees were in effect throughout the year ended October 31, 1996. Additionally, the figures shown for Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund reflect the Adviser's voluntary agreement, effective as of October 31, 1996 (March 1, 1997 in the case of Emerging Markets Debt Fund), to limit Fund Operating Expenses for institutional shares of these Funds to 0.65%, 0.65% and 1.25%, respectively, of average net assets. For Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund and Morgan Grenfell Japanese Small Cap Equity Fund, "Other Expenses" are based on estimated average net assets for the current fiscal year ending October 31, 1997. If the average net assets of any of these Funds exceeds the applicable estimate for such year, then that Fund's "Other Expenses" (as a percentage of average net assets) will be lower than the rate shown in the table. Conversely, if any of these Funds' average net assets are lower than the applicable estimate for such year, then that Fund's "Other Expenses" (as a percentage of net assets) will be higher than the rate shown in the table.


         The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.

         THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN FOR ANY FUND. ACTUAL EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. For further information regarding advisory fees and other expenses of the Funds, see "Management of the Funds."

                              FINANCIAL HIGHLIGHTS

        Set forth below are selected data for an outstanding institutional share of each of Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund for the fiscal periods ended October 31, 1996 and (with the exception of Morgan Grenfell European Equity Fund) October 31, 1995. Selected data for an outstanding institutional share of each of the above Funds (other than Morgan Grenfell European Equity Fund and Morgan Grenfell European Small Cap Equity Fund) during the period from its inception to October 31, 1994 are also set forth below. The data set forth below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified.

        The information set forth below should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The Statement of Additional Information and the Trust's annual report, which contains further information about the Funds' performance, are available free of charge by calling 1-800-550-6426. No information is presented below for the Funds that had not commenced operations by October 31, 1996.

For an Institutional Share Outstanding Throughout Each Period Ended October 31

                                        Net
         Net Asset         Net          Realized       Distributions     Distributions
         Value             Investment        and       from Net          from Realized    Net Asset               Net Assets
         Beginning         Income /     Unrealized     Investment        Capital          Value End     Total     End of
Year     of Period         (Loss)       Gains/(Losses) Income            Gains            of Period     Return    Period (000)
----     ---------         ----------   -------------- -------------     -------------    ---------     ------    ------------
International Equity Fund
1996      $ 10.95          $ 0.11       $ 1.25         $(0.43)           -                $ 11.88       12.70%    $   3,423
1995 (1)* $ 10.00          $ 0.08       $ 0.87             -             -                $ 10.95        9.50%    $   2,738
European Equity Fund
1996 (2)* $ 10.00          $   -        $ 0.60             -             -                $ 10.60        6.00%    $  17,902
International Small Cap Equity Fund
1996      $  9.40          $ 0.03       $ 0.57         $(0.04)           -                $  9.96        6.43%    $ 106,709
1995      $ 10.35          $ 0.03       $(0.72)        $(0.04)           $(0.22)          $  9.40       (6.67)%   $  90,917
1994 (3)* $ 10.00          $ 0.02       $ 0.33             -             -                $ 10.35        3.50%    $  68,798
European Small Cap Equity Fund
1996      $ 11.55          $ 0.12       $ 1.03         $(0.12)           $(0.04)          $ 12.54       10.06%    $   9,856
1995 (4)* $ 10.00          $ 0.12       $ 1.44         $(0.01)           -                $ 11.55       15.66%    $   9,336
Emerging Markets Equity Fund
1996      $  8.11          $ 0.06       $ 0.75         $(0.03)           $(0.09)          $  8.80       10.02%    $  88,279
1995      $ 11.00          $ 0.04       $(2.29)        $(0.02)           $(0.62)          $  8.11      (21.00)%   $  93,288
1994 (5)* $ 10.00          $(0.01)      $ 1.01             -             -                $ 11.00       10.00%    $  56,892
Global Fixed Income Fund
1996      $ 10.99          $ 0.59       $ 0.12         $(0.37)           $(0.07)          $ 11.26        6.60%    $ 149,917
1995      $  9.85          $ 0.35       $ 0.99         $(0.20)           -                $ 10.99       13.88%    $ 139,337
1994 (6)* $ 10.00          $ 0.25       $(0.40)            -             -                $  9.85       (1.50)%   $  53,915
International Fixed Income Fund
1996      $ 11.34          $ 0.86       $(0.12)        $(0.66)           $(0.12)          $ 11.30        6.82%    $  21,155
1995      $  9.94          $ 0.42       $ 1.03         $(0.05)           -                $ 11.34       14.66%    $  27,603
1994 (7)* $ 10.00          $ 0.29       $(0.35)            -             -                $  9.94       (0.60)%   $  15,238
Emerging Markets Debt Fund
1996      $ 10.55          $ 1.21       $ 2.60         $(1.00)           -                $ 13.36       38.42%    $ 102,431
1995      $ 10.19          $ 0.65       $(0.17)        $(0.11)           $(0.01)          $ 10.55        4.85%    $  84,438
1994 (8)* $ 10.00          $ 0.13       $ 0.06             -             -                $ 10.19        1.90%    $  16,248


                                          Ratio of          Investment
                                          Expenses          Income(Loss)
                           Ratio of Net   to Average        to Average
            Ratio of       Investment     Net Assets        Net Assets
            Expenses to    Income(Loss)   (Excluding        (Excluding        Portfolio     Average
            Average to     Average        Expense           Expense           Turnover      Commission
Year        Net Assets     Net Assets     Limitations)      Limitations)      Rate          Rate**
----        -----------    ------------   ------------      ------------      ---------     ----------
International Equity Fund
1996       0.90%           0.72%          3.59%             (1.97)%           39%           $0.0221
1995 (1)*  0.90%           1.55%          2.73%             (0.28)%           19%           N/A
European Equity Fund
1996 (2)*  0.90%          (0.41)%         1.40%             (0.91)%            5%           $0.0324
International Small Cap Equity Fund
1996       1.25%           0.35%          1.38%              0.22%            47%           $0.0170
1995       1.25%           0.41%          1.48%              0.18%            62%           N/A
1994 (3)*  1.25%           0.34%          1.67%             (0.08)%           41%           N/A
European Small Cap Equity Fund
1996       1.25%           0.96%          2.50%             (0.29)%           49%           $0.0327
1995 (4)   1.25%           1.25%          2.24%              0.26%            34%           N/A
Emerging Markets Equity Fund
1996       1.25%           0.63%          1.52%              0.36%            69%           $0.0003
1995       1.25%           0.44%          1.55%              0.14%            49%           N/A
1994 (5)*  1.36%          (0.12)%         1.79%             (0.55)%           45%           N/A
Global Fixed Income Fund
1996       0.75%           5.39%          0.79%              5.35%           223%           N/A
1995       0.78%           5.61%          0.87%              5.52%           147%           N/A
1994 (6)*  0.85%           5.71%          1.28%              5.28%           173%           N/A
International Fixed Income Fund
1996       0.75%           5.41%          1.03%              5.13%           235%           N/A
1995       0.78%           5.51%          1.15%              5.14%           187%           N/A
1994 (7)*  0.85%           5.66%          1.42%              5.09%           130%           N/A
Emerging Markets Debt Fund
1996       1.50%          10.15%          1.92%              9.73%           227%           N/A
1995       1.79%          10.97%          2.05%             10.71%           266%           N/A
1994 (8)*  1.90%           7.04%          2.60%              6.34%            52%           N/A

(1) International Equity Fund commenced operations on 5/15/95.

(2) European Equity Fund commenced operations on 9/3/96.

(3) International Small Cap Equity Fund commenced operations on 1/3/94.

(4) European Small Cap Equity Fund commenced operations on 11/1/94.

(5) Emerging Markets Equity Fund commenced operations on 2/2/94.

(6) Global Fixed Income Fund commenced operations on 1/3/94.

(7) International Fixed Income Fund commenced operations on 3/15/94.

(8) Emerging Markets Debt Fund commenced operations on 8/4/94.

 * All ratios, excluding total return and portfolio turnover rate for the period, are annualized.

** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

                            INTRODUCTION TO THE FUNDS


         Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus relates solely to the Funds. Information regarding the Trust's other mutual funds (the "Domestic Funds"), which invest primarily in U.S. securities markets, is contained in a separate prospectus that may be obtained by calling 1-800-550-6426.


         Under normal market conditions, the Funds will invest primarily in foreign securities. Investing primarily in foreign securities and across international borders presents growth opportunities and potentially higher returns than could be achieved by investing solely in the United States. International investing permits participation in the economies of countries with business cycles and stock and bond market performance often different from that in the United States and, with more than one-half of the world's stock and bond market value outside the United States, it can help broaden the investments of a portfolio otherwise solely invested in domestic securities. International investments also involve certain risks not normally associated with domestic investments. The Funds are designed for long-term investors comfortable with the special risk and return characteristics of investing internationally. See "Description of Securities and Investment Techniques and Related Risks."


         MGIS, a member of the London-based Morgan Grenfell Asset Management, which is a fully owned subsidiary of Deutsche Morgan Grenfell Group, serves as the investment adviser to each of the Funds. Morgan Grenfell Asset Management has been managing international investments for over thirty years and now has over US$ 107 billion of assets under management. Within the Deutsche Morgan Grenfell Group, MGIS has specialized in delivering international investment management services to U.S. investors in both equity and fixed income markets.

         This prospectus relates solely to institutional shares of the Funds. The Funds offer another class of shares (service shares), which is subject to different expenses and therefore has different performance than institutional shares. Information regarding service shares may be obtained by calling 1-800-550-6426.


Geographic and Issuer Focus

         For purposes of each Fund's investment objective and policies, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

         European Equity Fund, Pacific Basin Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their respective investments in the particular region or country reflected in their names. In contrast, International Equity Fund, Global Equity Fund, International Small Cap Equity Fund, Global Fixed Income Fund and International Fixed Income Fund may spread their investments across world markets.

         International Small Cap Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their investments on equity securities of companies with market capitalizations that are small relative to the market capitalizations of other issuers in the same market. Each of these Funds has its own policy regarding what constitutes a small capitalization company. See "Investment Objective and

Policies." Small capitalization companies may offer greater opportunities for capital growth than larger, more mature companies, but investments in small capitalization companies also involve special risks. See "Description of Securities and Investment Techniques and Related Risks--Small Capitalization Companies."

         Emerging Markets Equity Fund and Emerging Markets Debt Fund seek to attain their objectives by focusing on what are, in the Adviser's view, the most promising markets and companies in the world's rapidly developing countries. While emerging markets are highly volatile and subject to change with political or economic developments, they offer the opportunity for substantial stock market growth.

         Each of the Fixed Income Funds is non-diversified under the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be more susceptible than the Equity Funds to developments affecting any single issuer of portfolio securities. See "Description of Securities and Investment Techniques and Related Risks--Diversification." Each of the Equity Funds is diversified under the 1940 Act.

         Certain of the Funds have no operating history and there can be no assurance that a Fund will achieve its investment objective.

Selection of Portfolio Securities

         Equity and Equity-Related Securities. Equity and equity-related securities in which the Equity Funds may invest include common stock, preferred stock, and warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks." In selecting equity and equity-related securities for the Equity Funds' portfolios, the Adviser will focus on those companies which have earnings growth that, in the Adviser's view, has not been sufficiently reflected in the market price of the security. The Equity Funds may also invest in equity and equity-related securities where the fundamental value of the issuer is believed to be greater than its current market price. Fundamental value will be determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield. While individual security selection is an important part of the investment process, macro-economic factors such as prospects for relative economic growth among countries, regions or geographic areas, expected levels of inflation and political policies influencing business conditions will also be considered.

         Fixed Income Securities. Fixed income securities in which the Equity Funds and Fixed Income Funds may invest include U.S. and foreign government securities and corporate fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In managing the Fixed Income Funds, the Adviser uses a top-down approach which gives primary emphasis to the relative attractiveness of bond markets and currencies. Markets are selected after consideration is given to their risk and return outlook under various economic scenarios. Currencies are evaluated separately, and the underlying currency mix of each Fund's position in fixed income securities generally is designed to enhance returns during periods of relative U.S. dollar weakness and to protect return during periods of relative U.S. dollar strength. These investment decisions require consideration of macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The Adviser also considers the characteristics of individual securities and issuers.

         The fixed income securities in which each Fund may invest may have stated maturities ranging from overnight to forty years. Each Fixed Income Fund's weighted average maturity will vary based upon the Adviser's assessment of economic and market conditions.

Investment Techniques and Related Risks

         Foreign Securities. Investing in the securities of foreign issuers and of companies whose securities are principally traded outside the United States involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. For example, in many foreign countries, securities markets are less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. Also, in many foreign countries, there is less publicly available information about foreign issuers. Moreover, the value of the securities of foreign issuers held in a Fund's portfolio will be affected by changes in currency exchange rates, which may be incurred due to either changes in securities prices expressed in local currencies or due to movements in exchange rates, or both. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         Foreign Currency Transactions. To attempt to manage exposure to fluctuations in currency exchange rates and, in some circumstances, to seek to profit from exchange rate fluctuations, each Fund may employ certain currency management techniques, including forward foreign currency exchange contracts, options and futures on currencies and currency swaps. These transactions are considered speculative when entered into for non-hedging purposes. In addition, each Fund may also employ a variety of active investment management techniques, including entering into options, futures, options on futures, interest rate swaps and when-issued and forward commitment transactions in order to hedge its positions against potential adverse changes in future foreign currency exchange rates and for non-hedging purposes. Engaging in these transactions entails special risks. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."

         Fixed Income Securities. The net asset value of the shares of the Funds investing in fixed income securities will change in response to fluctuations in interest rates and in currency exchange rates. When interest rates decline, the value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities generally can be expected to decline. The performance of investments in fixed income securities denominated in a foreign currency generally can be expected to increase when the value of the foreign currency appreciates. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund's investments in securities denominated in a foreign currency. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities."

         Lower Quality Fixed Income Securities. The Emerging Markets Debt Fund may invest in fixed income securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Securities rated BB or Ba or below (or comparable unrated securities) are considered speculative, and payments of principal and interest thereon may be questionable. In some cases, these securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." A chart showing the distribution of Emerging Markets Debt Fund's assets across the various ratings categories is set forth in Appendix A.

         Temporary Defensive Investments. When market conditions warrant, in the judgment of the Adviser, each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. or, subject to tax requirements, Canadian dollars, U.S. Government securities maturing within one year

(including repurchase agreements collateralized by such securities) and commercial paper of U.S. or foreign issuers, cash equivalents and certain high grade fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Temporary Defensive Investments."

INVESTMENT OBJECTIVES AND POLICIES

International Equity Fund

         The investment objective of the International Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in countries other than the United States. The Fund will focus on securities traded in equity markets of the countries represented in the Morgan Stanley Capital International-Europe Australia Far East Index (the "EAFE(R) Index") but may decide, on a stock-specific basis, to make investments in other foreign markets. The EAFE(R) Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of companies in at least three foreign countries.

         The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in the United States.

Global Equity Fund

         The investment objective of the Global Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies in at least three countries. These countries may include Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Mexico, Japan, Hong Kong, Singapore, Australia, Malaysia, Indonesia, the Philippines, Thailand, and New Zealand. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other countries.

         The Fund may invest more than 25% of its total assets in each of Japan, the United States and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents and investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser) of issuers located anywhere in the world.

European Equity Fund

         The investment objective of the European Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other European countries.

         The Fund may invest more than 25% of its total assets in each of France, Germany and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in non-European countries, including the United States.

Pacific Basin Equity Fund

         The investment objective of the Pacific Basin Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in Pacific Basin countries, including Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan, South Korea and New Zealand. At the discretion of the Adviser, the Fund may invest in other Pacific Basin countries.

         The Fund may invest more than 25% of its total assets in each of Japan and Hong Kong, reflecting the dominance of these stock markets in the Pacific Basin. The concentration of the Fund's investments in Japan and Hong Kong will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan, Hong Kong and China. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in countries outside the Pacific Basin, including the United States.

International Small Cap Equity Fund

         The investment objective of the International Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in countries other than the United States. Small capitalization companies are those ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange and companies listed on a secondary market (e.g., the Tokyo Stock Exchange Second Section, the Singapore SESDAQ Market) or over-the-counter market.

         The Fund will focus on companies located in countries represented in the NatWest Euro Pacific Index, but may decide, on a stock-specific basis, to make investments in companies located outside of these countries. The Nat West Euro Pacific Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malasia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities issued by small capitalization companies in at least three different foreign countries.

         The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located outside the United States and companies of any size located in the United States.

Japanese Small Cap Equity Fund

         The investment objective of the Japanese Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in Japan. Small capitalization companies are those ranked according to market capitalization in the bottom 20% of issuers listed on the Tokyo Stock Exchange and companies listed on a Japanese secondary market (e.g., the Tokyo Stock Exchange Second Section) or over-the-counter market. The concentration of the Fund's investments in Japanese companies will cause the Fund to be particularly susceptible to the effects of social, political and economic events that occur in Japan. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located in Japan and companies of any size located in countries other than Japan, including the United States.

European Small Cap Equity Fund

         The investment objective of the European Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in other European countries. Small capitalization companies are those ranked according to market capitalization in the bottom 25% of issuers listed on a European stock exchange and companies listed on a European secondary market or over-the-counter market.

         The Fund may invest more than 25% of its total assets in each of Germany, France and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located in European countries and companies of any size located in non-European countries, including the United States.

Emerging Markets Equity Fund

         The investment objective of the Emerging Markets Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies that are located in countries with emerging securities markets; that is, countries with securities markets that are, in the opinion of the Adviser, emerging as investment markets but that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of foreign investor participation. Countries with emerging securities markets include:
Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in other countries with emerging securities markets.

         Investments in securities of companies located in countries with emerging securities markets may offer greater opportunities for capital growth than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         The Fund may invest more than 25% of its total assets in each of Brazil, Malaysia and Mexico. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers traded in developed markets, including the U.S. securities markets.

Global Fixed Income Fund

         The investment objective of the Global Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries, which may include: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Japan, Australia and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other countries.

         The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities; U.S. Government securities and high grade fixed income securities of U.S. and foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 10% of its total assets in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A to this Prospectus for a description of the various ratings categories.

         The Fund may invest more than 25% of its total assets in each of Japan, the United States, Germany and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries, See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in cash equivalents.

International Fixed Income Fund


         The investment objective of the International Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries other than the United States, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy,

Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Canada, Japan, Australia, and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other foreign countries.


         The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities and high grade fixed income securities of foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 10% of its total assets in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A attached to this Prospectus for a description of the various ratings categories.

         The Fund may invest more than 25% of its total assets in each of Germany, France, Japan, Italy and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Emerging Markets Debt Fund


         The investment objective of the Emerging Markets Debt Fund is to maximize total return. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers located in countries with emerging securities markets, including Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers in other countries that have emerging securities markets. Investments in emerging securities markets may offer greater opportunities for total return than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         Under normal market conditions, the Fund's investments in emerging securities markets will consist principally of (i) loans, debt instruments and fixed income securities issued or guaranteed by sovereign governments or their agencies and instrumentalities, (ii) sub-participations in such loans, debt instruments and fixed income securities and (iii) financial instruments, such as call options, the value of which are dependent on the prices of such loans, debt instruments and fixed income securities. The loans and debt instruments in which the Fund may invest may be denominated in a major currency, such as the U.S. dollar or the German Deutschemark, or in the local currency. The price of loans and debt instruments denominated in a local currency may be linked to the value of a major currency. The Fund's investments may include so-called "Brady Bonds," which recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Equador, Jordan, Mexico, Nigeria, Poland, Panama, the Philippines, Uruguay and Venezuela, as well as non-performing or semi-performing instruments with potential to be converted into securities under a Brady plan or otherwise to appreciate in value as debt servicing prospects improve. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." The Fund's investments in emerging securities markets may also include fixed income securities of companies located in countries with emerging securities markets.


         Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. Fixed income securities having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks of investing in lower quality fixed income securities, see "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." See Appendix A to this Prospectus for a description of the various ratings categories of Moody's and Standard & Poor's and a chart showing the distribution of the Fund's assets across the various ratings categories.

         The Fund may invest more than 25% of its total assets in each of Mexico and Brazil. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS

Foreign Securities

         General. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

                                      -13

         To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

         Investments in American, European, Global and International Depository Receipts. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

         Investments in Emerging Markets. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

         Region and Country Concentration. Each Fund may concentrate its investments in a particular region and/or in one or more foreign countries. Concentration of a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.

Currency Management Techniques

         General. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

         In an attempt to manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. See "Forward Foreign Currency Transactions," "Interest Rate and Currency Swaps," "Options" and "Futures and Options on Futures" below. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

         Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located. For example, Emerging Markets Debt Fund often purchases foreign securities that are denominated in U.S. dollars. The Funds may also invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain member countries of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in their relative values. In addition, the Fund may invest in securities denominated in other currency "baskets."

         Forward Foreign Currency Transactions. Each of the Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies. A Fund may purchase or sell forward currency contracts for hedging purposes and also for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio. When purchased or sold for non-hedging purposes, forward currency contracts are speculative.

         Each Fund may enter into forward currency contracts to purchase foreign currency to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. A Fund may enter into contracts to sell foreign currency to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

         A Fixed Income Fund may sell U.S. dollars and buy foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

         If a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the forward currency contract generally will not have a term greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.


         When a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the Fund will be required to place cash, U.S. Government securities or liquid securities in a segregated account, which will be marked to market daily, in an amount equal to the value of the total assets committed to the consummation of the forward currency contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


         Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

         A Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. For example, a Fund wishing to acquire a particular security that is denominated in French Francs, but wishing to seek exposure to a second currency and not the Franc, may simultaneously enter into a forward contract to sell an equivalent value of Francs in exchange for such foreign currency. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on
(a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

         There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

         Cross-Hedging. At the discretion of the Adviser, each of the Fixed Income Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

         For a description of the Funds' transactions in currency options, futures and swaps, see "Options--Currency Options," "Futures Contracts and Options on Futures Contracts" and "Interest Rate and Currency Swaps."

Small Capitalization Companies

         The Japanese Small Cap Equity Fund, the European Small Cap Equity Fund and the International Small Cap Equity Fund each invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Options

         Written Options. Each Fund may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

         Purchased Options. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

         Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

         Yield Curve Options. The Funds may enter into options on the yield spread, or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


         Currency Options. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.


Stock Index Options

         The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

         When a Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option.

Futures Contracts and Options on Futures Contracts

         When deemed advisable by the Adviser, each of the Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities or currencies, require the Funds to segregate assets with a value equal to the amount of the Fund's obligations.

Limitations and Risks Associated With Transactions In Forward Foreign Currency Exchange Contracts, Options, Futures Contracts and Options on Futures Contracts

         Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Securities and Exchange Commission (the "Commission"), each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets and treat over-the-counter options as illiquid securities subject to this limitation. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of the illiquid securities may be calculated with reference to the formula price.

         The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts and Options on Futures Contracts" there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information.


Fixed Income Securities

         General. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

         Risk Factors of Lower Quality Securities. The Emerging Markets Debt Fund may invest in U.S. and foreign fixed income securities receiving a Standard & Poor's rating of BBB or lower, a Moody's rating of Baa or lower, or an equivalent rating. These securities are considered speculative and, while generally providing greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. Securities rated D by Standard & Poor's, Moody's or comparable rating agency are in default. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes" in the Statement of Additional Information for special tax considerations associated with investing in high yield bonds structured as zero coupon, payment-in-kind, or increasing rate securities.

         Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

         If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Emerging Markets Debt Fund, will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

         Foreign Government Securities. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. For a description of the risks associated with all investments in foreign securities, see "Foreign Securities" above.

         The Emerging Markets Debt Fund may also invest in so-called "Brady Bonds." The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.


         Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Equador, Jordan, Mexico, Nigeria, Panama, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest proportion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of December 1, 1996, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.


         Registered Loans. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

         Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for the Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

         Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

         To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

         U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

         The Funds may also invest in separately traded principal and interest components of U. S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

         Custodial Receipts. Each Fund may acquire custodial receipts which are typically issued by a custodian bank or investment brokerage firm. These receipts represent unmatured interest coupons that have been separated ("stripped") by a custodian bank or investment brokerage firm, and evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Mortgage-Backed and Asset-Backed Securities

         The Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These include collateralized mortgage obligations ("CMOs") and various "stripped" mortgage-backed securities ("SMBS"). CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and final maturity date. Principal payments may be made to the various classes in either a sequential order or simultaneously. SMBS typically are issued in two classes, with one receiving only interest payments from a pool of mortgage loans ("IOs") and the other receiving only principal payments ("POs"). The Funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

         Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Interest Rate, Mortgage and Currency Swaps and Interest Rate Caps and Floors

         The Fixed Income Funds may enter into interest rate, mortgage and currency swaps for hedging and non-hedging purposes. The Funds may also enter into other types of interest rate swap arrangements such as caps and floors. A Fund will typically use interest rate swaps to adjust the effective duration of its portfolio, to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a future date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate and currency swaps and interest rate caps and floors are individually negotiated, the Funds would enter into such arrangements in the expectation of achieving an acceptable degree of correlation between their hedged portfolio investments and their interest rate and currency swap positions.

         The Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, mortgage swap, and interest rate caps and floors, will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account, which will be marked to market daily, by the Fund's custodian. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Funds will segregate, in an account maintained by the Funds' custodian, an amount of cash or liquid securities having an aggregate net asset value equal to the entire amount of the Fund's obligation in a currency swap.

         The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.

Convertible Securities and Preferred Stocks

         Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Diversification

         Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

Temporary Defensive Investments

         For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or

Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

         Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

Additional Investment Techniques

         Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

         When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

         Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$ 100 million (or its foreign currency equivalent).

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.


         Illiquid Securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.


         Lending Securities. For the purpose of realizing income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized at all times but involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Voting rights with respect to a portfolio security pass to the borrower when the security is loaned by a Fund, but the Trustees (or the Adviser) are required to call the loan if necessary to vote on a material event affecting the Fund's investment in the loaned security.

         Other Investment Companies. Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

                        ADDITIONAL INVESTMENT INFORMATION

Investment Restrictions

         Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Those investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval.

         Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

         The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The Funds generally purchase and sell foreign securities in foreign countries, since the best available market for foreign securities is often on foreign markets. In transactions on foreign markets, brokerage commissions generally are fixed and are often higher than in the United States where commissions are negotiated. In the over-the-counter markets, securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

         The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to this requirement and the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

         Pursuant to procedures established by the Trustees, subject to applicable regulations, and consistent with the above policy of obtaining the most favorable overall price, the Adviser may place securities transactions with brokers with whom it is affiliated. No Fund will effect principal transactions with an affiliated broker or dealer.

Portfolio Turnover

         It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Fixed Income Funds will be approximately 200% or higher. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. However, these costs generally are lower for funds that invest in fixed income securities than for funds that invest in equity securities. A high rate of portfolio turnover also may, under some circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See "Financial Highlights" for each Fund's portfolio turnover for the fiscal period ended October 31, 1996.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

The Adviser


         MGIS, located at 20 Finsbury Circus, London, England, acts as investment adviser to each Fund pursuant to the terms of an investment advisory contract between the Trust, on behalf of each Fund, and MGIS (the "Advisory Contract"). MGIS is registered as an investment adviser with the Commission and provides a full range of international investment advisory services to institutional clients. All of the outstanding voting stock of MGIS is owned by Morgan Grenfell Asset Management, Ltd. ("MGAM"), which is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of September 30, 1996, MGIS managed approximately $14.7 billion in assets.


         Under its Advisory Agreement with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:


                                                         Annual Rate
                                                         -----------
Morgan Grenfell International Equity Fund                  0.70%
Morgan Grenfell Global Equity Fund                         0.70%
Morgan Grenfell European Equity Fund                       0.70%
Morgan Grenfell Pacific Basin Equity Fund                  0.70%
Morgan Grenfell International Small Cap Equity Fund        1.00%
Morgan Grenfell Japanese Small Cap Equity Fund             1.00%
Morgan Grenfell European Small Cap Equity Fund             1.00%
Morgan Grenfell Emerging Markets Equity Fund               1.00%
Morgan Grenfell Global Fixed Income Fund                   0.50%
Morgan Grenfell International Fixed Income Fund            0.50%
Morgan Grenfell Emerging Markets Debt Fund                 1.00%

* Prior to March 1, 1997, Morgan Grenfell Emerging Markets Debt Fund's advisory fee rate was 1.50% of average daily net assets.



         As further described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee and to make arrangements to limit certain other expenses of each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets. For the fiscal period ended October 31, 1996, this voluntary agreement was in effect, and Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund paid advisory fees equal to 0.00%, 0.20%, 0.87%, 0.00%, 0.73%, 0.46%, 0.22% and 1.08% of their respective average daily net assets during such period. The advisory fees to which the Adviser is entitled for International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund are higher than those for most mutual funds, but the Trustees believe that these fees are warranted by the resources needed to evaluate and invest in the particular markets on which these Funds focus.


         Each Fund that has commenced operations is managed by a team of MGIS investment professionals with expertise in the region(s) and types of investments in which the Fund invests. For a description of the business experience and other credentials of each investment professional involved in managing the Funds' portfolios, see Appendix B to this Prospectus.

         The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Agreement. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees. The Adviser has temporarily agreed, under certain circumstances, to reduce or not impose its advisory fee as described under "Expense Information."

Administrator and Distributor


         The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.


         Pursuant to the Administration Agreement, SEI Financial Management receives from all series of the Trust (i.e., the Funds and the Domestic Funds) an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such series:


         0.12%             of aggregate assets under $1 billion
         0.08%             of next $500 million of aggregate assets
         0.06%             of next $1 billion of aggregate assets
         0.04%             of aggregate assets exceeding $2.5 billion

         Each Fund that offers its shares pays the Administrator a minimum annual fee that equals $60,000.

         SEI Financial Services Company (the "Distributor"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, serves as the distributor of institutional shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of institutional shares of the Funds.


Custodian and Transfer Agent

         The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern Trust" or the "Custodian"), pursuant to which Northern Trust serves as custodian of the Funds' assets. The Custodian is located at Fifty South LaSalle Street, Chicago, Illinois 60675.


         DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore, Kansas City , Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each record shareholder's account, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.


         Additional information regarding the services performed by the Administrator, Distributor, Custodian and Transfer Agent is provided in the Statement of Additional Information.

                        PURCHASE OF INSTITUTIONAL SHARES

         Institutional shares of any Fund may be purchased by an investor on any Business Day at the net asset value next determined after receipt of the investor's order in good order by the Transfer Agent. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. Shareholders will be entitled to dividends payable with respect their shares of a Fund if they are shareholders of the Fund on the record date for such dividend. There is no sales charge in connection with purchases of institutional shares. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of shares.

         Payments for institutional shares must be denominated in U.S. dollars. The minimum initial investment for any record shareholder account with a Fund is US$250,000 and subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and to establish minimums for additional investments at any time. In addition, the Trust may waive the minimum initial investment requirement for any investor. The Trust does not issue share certificates.

Purchases by Mail

         Institutional shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund for each account an investor wishes to open, to:

By Regular Mail:                            By Overnight Mail:
Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc. (SEI Division CT-7 Tower)
Kansas City, MO  64141-6165                 1004 Baltimore
                                            Kansas City, MO 64105

Third party checks, credit card checks and cash will not be accepted.

         Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.

Purchases by Wire

         Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase institutional shares of any Fund by requesting their bank to transmit funds by wire to:

                           United Missouri Bank, N.A.
                           ABA No. 10-10-00695
                           For:  Account Number 98-7052-395-7
                           Further Credit:  [appropriate Fund name]

The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

         Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-407-7301 to be assigned an account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:

By Regular Mail:                            By Overnight Mail:
Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc. (SEI Division CT-7 Tower)
Kansas City, MO   64141-6165                1004 Baltimore
                                            Kansas City, MO 64105

         Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

Reports to Shareholders and Confirmations


         Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. All transactions in institutional shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent. Shareholders with inquiries regarding a Fund may call Morgan Grenfell Investment Trust at 1-800-550-6426 or write to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.


Exchange Privilege

         The Funds provide a telephone exchange privilege and a written exchange privilege. Institutional shares of a Fund may be exchanged in amounts as low as $50,000 for institutional shares of any other Fund or institutional shares of any Domestic Fund. A shareholder should obtain and read the prospectus relating to institutional shares of a Domestic Fund and consider its investment objective, policies and fees before making an exchange into that Fund. Exchanges will be permitted only in those states in which the relevant fund is available for sale. If a shareholder elects the telephone exchange privilege on the Account Application, the shareholder will be able to effect the exchange of institutional shares in its account in one Fund for institutional shares in any other Fund described in this Prospectus by telephone, as long as all accounts are identically registered. A shareholder can exchange institutional shares by telephone by calling 1-800-407-7301 before 4:00 p.m., Eastern time, on any Business Day. Institutional shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. The Funds reserve the right to refuse any request made by any shareholder.

         In addition to using the telephone exchange privilege, shareholders in any of the Funds may exchange their institutional shares for institutional shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Institutional shares exchanged in this manner will be valued at their respective net asset values next determined after the receipt of the written exchange request.

         An exchange is treated as a sale of the shares exchanged and, therefore, may produce a gain or loss to the shareholder that is recognizable for tax purposes. Investors will receive 60 days written notice prior to any change in a Fund's exchange procedures.

                       REDEMPTION OF INSTITUTIONAL SHARES

How To Redeem

         Shareholders may redeem institutional shares of a Fund without charge upon request on any Business Day by placing redemption requests with the Transfer Agent prior to 4:00 p.m., Eastern Time. Institutional shares are redeemed at the net asset value next determined after receipt of the redemption request by the Transfer Agent. Institutional shares subject to a redemption request will earn any dividends for which the record date is the day the request is received.

         Redemption requests may be made by telephoning Morgan Grenfell Investment Trust at 1-800-407-7301 or by a written request addressed to the Transfer Agent in accordance with the procedures set forth below. A written request must specify the number of institutional shares to be redeemed, the Fund from which institutional shares are being redeemed, the account number, payment instructions and the exact registration on the account. Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds." A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Trust nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

Payment of Redemption Proceeds

         Redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. For redemption requests received by the Transfer Agent by 4:00 p.m., Eastern time, redemption proceeds often will be wired the next Business Day. Normally, redemption proceeds will be wired within seven days after the Transfer Agent receives the appropriate redemption request documents, including any additional documentation that may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. In addition, the payment of redemption proceeds for institutional shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the purchase date. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

         Shareholders may request that redemption payments be made by Federal Reserve wire or Automated Clearing House (ACH) wire. The Custodian may deduct a wire charge (currently $10) from redemption payments made by Federal Reserve wire. REDEMPTION PAYMENTS MADE BY FEDERAL RESERVE WIRE CANNOT BE MADE ON FEDERAL HOLIDAYS RESTRICTING WIRE TRANSFERS. There is no charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

         A shareholder may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

         If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."

                                 NET ASSET VALUE

         The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each class of a Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund attributable to such class, subtracting liabilities (including accrued expenses and dividends payable) attributable to such class and dividing the result by the total number of outstanding shares of such class.

         For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized foreign or U.S. securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day prior to the time of valuation or, if no sale prior to the time of valuation occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price prior to the time of valuation. Debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

         Certain portfolio securities held by each Fund are listed on foreign exchanges which trade at times and on days when the NYSE is closed. As a result, the net asset value of each class of each Fund may be significantly affected by such trading at times and on days when shareholders have no ability to redeem shares of the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each Fund also distributes at least annually substantially all of the net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed. From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional institutional shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

         Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing and other requirements of the Code.

         Dividends paid by a Fund from its net investment income, certain net realized foreign exchange gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held its shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared.

Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes and foreign taxes, if any, passed through to shareholders, as described below.

         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8 or acceptable substitute for Form W-8 is on file, to backup withholding on certain other payments from a Fund.

         Because each Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). In any year in which any of the Funds qualifies, it may make an election that would generally permit its shareholders to take a credit or a deduction for their proportionate shares of qualified foreign taxes paid by such Fund, subject to applicable restrictions or limitations under the Code. Each such shareholder would then treat as additional income (in addition to actual dividends and distributions) his or her proportionate share of the amount of qualified foreign taxes paid by such Fund. For some years, a Fund may be unable or may not elect to pass such taxes and foreign tax credits and deductions with respect to such taxes through to its shareholders.

         Investors should consider the tax implications of buying institutional shares immediately prior to a distribution. Investors who purchase institutional shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

         Redemptions and exchanges of institutional shares are taxable events on which a shareholder may recognize a gain or loss.

         In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent distributions of a Fund are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government Securities, provided in some states that certain thresholds for holdings of U.S. Government Securities and/or reporting requirements are satisfied. The Funds may not satisfy such requirements in some states or localities. Shareholders should consult their tax advisors regarding specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.

                      ORGANIZATION AND SHARES OF THE TRUST

         The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The

Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the eleven Funds described in this Prospectus and seven additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: institutional shares and service shares.

         The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights to voting, redemption, dividends and liquidation , except that only service shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of service shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

         When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

         Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


         As of December 17, 1996, the Wagner Family Trust owned beneficially 33.72% of the outstanding shares of the International Fixed Income Fund, TRW Master Trust Retirement Plan owned beneficially 69.89% and Pitney Bowes Retirement Plan owned beneficially 30.09% of the outstanding shares of the European Small Cap Equity Fund, the Public Employees' Retirement Association owned beneficially 25.57% and Michelin North America owned beneficially 27.61% of the outstanding shares of the Emerging Markets Equity Fund, Louisiana Municipal Police Employees Retirement System owned beneficially 99.99% of the outstanding shares of the European Equity Fund and Morgan Grenfell Capital Management, Inc. owned beneficially 97.63% of the outstanding shares of the International Equity Fund.


         Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

         As of the date of this Prospectus, the Administrator owned 100% of the outstanding shares of each Fund other than International Equity Fund, European Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund.


                             PERFORMANCE INFORMATION

         From time to time, performance information, such as total return and yield for a institutional shares of a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in institutional shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's institutional shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the institutional share price. Yield is computed by annualizing the result of dividing the net investment income per institutional share over a 30-day period by the net asset value per institutional share on the last day of that period.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

         Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of institutional shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

                  --------------------------------------------

                                   APPENDIX A

                      Description of Ratings Categories of
                       Moody's Investors Service, Inc. and
                         Standard & Poor's Ratings Group


         Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Quality Distribution for Emerging Markets Debt Fund

         During the fiscal year ended October 31, 1996, the percentages of Morgan Grenfell Emerging Market Debt Fund's assets invested in unrated debt securities and securities rated in particular rating categories by Standard & Poor's and/or Moody's were, on a weighted average basis, as follows*:


                                                            Percentage of
Standard & Poor's (Moody's) Ratings                         Total Investments
-----------------------------------                         -----------------

Not Rated.......................................................29.3%**

Rated by Standard & Poor's (Moody's):
BBB+, BBB, BBB-................................................  6.9%

BB+, BB, BB-, (Ba)............................................. 38.8%

B+, B, B- (B).................................................. 23.0%

Cash...........................................................  2.0%


* Based on the average of month-end portfolio holdings during the fiscal year ended October 31, 1996. Asset composition does not represent actual holdings on October 31, 1996; nor does it imply that the overall quality of portfolio holdings is fixed.

** Of this amount, the following percentages of the Fund's assets represent quality standards attributed by the Adviser to such unrated securities at the time of purchase: 18.6%, B+, B, B- (B); and 10.7%, CCC+, CCC, CCC- (Caa).

                                   APPENDIX B

                          PORTFOLIO MANAGER INFORMATION




Funds                                                     Portfolio Managers
-----                                                     ------------------
Morgan Grenfell International Equity Fund                 Patrick Disney
                                                          Patrick Deane
                                                          Alex Tedder
                                                          Graham Bamping
                                                          William Thomas
                                                          Christopher Getley

Morgan Grenfell Global Equity Fund                        Patrick Disney
                                                          Patrick Deane
                                                          Alex Tedder
                                                          Graham Bamping
                                                          William Thomas
                                                          Christopher Getley
                                                          David Heape

Morgan Grenfell European Equity Fund                      Richard Wilson
                                                          Julian Johnston

Morgan Grenfell Pacific Basin Equity Fund                 Graham Bamping
                                                          William Thomas

Morgan Grenfell International Small Cap Equity Fund       Jonathan Wild
                                                          Julian Johnston
                                                          Lim Ser Mui
                                                          James Pulsford
                                                          Christopher Getley

Morgan Grenfell Japanese Small Cap Equity Fund            James Pulsford
                                                          Atsuhiko Masuda


Morgan Grenfell European Small Cap Equity Fund            Julian Johnston
                                                          Jonathan Wild


Morgan Grenfell Emerging Markets Equity Fund              Richard Lamb
                                                          Christopher Getley
                                                          Stephanie Scofield
                                                          Christopher Turner


Morgan Grenfell Global Fixed Income Fund                  Ian Kelson
                                                          Neil Jenkins
                                                          Annette Fraser

Morgan Grenfell International Fixed Income Fund           Ian Kelson
                                                          Neil Jenkins
                                                          Annette Fraser


Morgan Grenfell Emerging Markets Debt Fund                Ian Kelson
                                                          Simon Treacher
                                                          David Dowsett

Portfolio Manager                      Expertise                             Professional Experience
-----------------                      ---------                             -----------------------

Graham Bamping                         Pacific Basin Equity Markets          Director, Morgan Grenfell
                                                                             Investment Services ("MGIS") (since
                                                                             1987); Portfolio Manager, Pacific
                                                                             Basin (since 1989); Portfolio
                                                                             Manager, Singapore (1981-83);
                                                                             Research, Far East (1980-81);
                                                                             Research, UK (1978-80)

Patrick Deane                          UK Equities                           Fund Manager, MGIS (since 1994)
                                                                             Fund Manager, HSBC Asset
                                                                             Management  (1992-1994) Fund
                                                                             Manager, Midland Montague Asset
                                                                             Management (1990-92).

Patrick Disney                         EAFE(R) Markets                       Managing Director, MGIS (since
                                                                             1988); Director, MGIS (1987-88);
                                                                             EAFE(R) Team (since 1981).

David Dowsett                          Emerging Markets Debt                 Portfolio Manager, Emerging Markets
                                                                             Debt, MGIS (since 1995); Portfolio
                                                                             Manager, Emerging Markets Debt, Morgan
                                                                             Grenfell International Funds Management
                                                                             Ltd. ("MGIFM") (since 1995); BA, Durham
                                                                             University (1991-1994).

Annette Fraser                         Global Fixed Income                   Fund Manager, Fixed Income Team,
                                                                             MGIS (since 1992);  Fund Manager,
                                                                             MGIFM (since 1990).

Christopher Getley                     Latin American, African               Portfolio Manager, Latin America and
                                       and Australian Equity Markets         Resource Markets, MGIS (since 1987).

David Heape                            US Equities                           Director, MGIFM (since 1994); Fund
                                                                             Manager, US Equities, MGIS & MGIFM (since
                                                                             1989); Analyst, UK Equities, Morgan
                                                                             Grenfell & Co., London (1986-1989).

                                     B - 2

Neil Jenkins, CFA                      Fixed Income                          Director Global and Emerging Markets
                                                                             Fixed Income Portfolio Manager, MGIS
                                                                             (since 1996); Director, MGIFM (since 1995);
                                                                             Vice President, the Trust (since 1993);
                                                                             Director, MGCM (1991-1996); Morgan Grenfell,
                                                                             Moscow Office (1988-1990); Morgan
                                                                             Grenfell & Company Ltd. (since 1985).



                                     B - 3


Portfolio Manager                      Expertise                             Professional Experience
-----------------                      ---------                             -----------------------

Julian Johnston                        European Equity Markets               Director, MGIS (since 1988);
                                                                             Fidelity International (1984-88);
                                                                             James Capel & Co. (1979-84).


Ian Kelson                             Fixed Income Markets                  Director, MGIS (since 1988); Chief
                                                                             Investment Officer, MGIS Fixed
                                                                             Income (since 1989); Portfolio
                                                                             Manager, Bank of America
                                                                             (multi-currency accounts) (1981-85).

Richard Lamb                           Global Emerging Markets Equities      Portfolio Manager, MGIS (since 1993);
                                                                             Portfolio Manager, Rothschild Asset
                                                                             Management (The Chile Fund and Five
                                                                             Arrows Fund) (1988-93); Portfolio
                                                                             Manager, Berkeley Govett and Samual
                                                                             Montagu (1981-88).

Atsuhiko Masuda                        Japanese Equities                     Fund Manager, DB Morgan Grenfell Asset
                                                                             Management Limited, Tokyo (since 1995);
                                                                             MBA, University of Pennsylvania (1993-
                                                                             1995); Analyst, Morgan Grenfell, Tokyo
                                                                             (1990-1993); Analyst, Morgan Grenfell,
                                                                             London (1988-1990).

Lim Ser Mui                            Asia Ex Japan Small Cap               Portfolio Manager, Morgan Grenfell
                                                                             Investment Management (Asia) Limited,
                                                                             Singapore (since 1991); Manager, Deutsche
                                                                             Bank Private Banking (1988-1991); Investment
                                                                             Manager, First City Investments Pte Ltd.
                                                                             (1986-1988); Assistant Manager Investments,
                                                                             Paribas South East Asia (1985-1986);
                                                                             Assistant Manager, United Overseas Bank,
                                                                             Investment Division (1980-1985); Senior
                                                                             Auditor, Arthur Young (1978-1980).

James Pulsford                         Japanese Markets                      Portfolio Manager, Japanese
                                                                             Markets, MGIS (since 1987); UK
                                                                             research (since 1984).



                                     B - 4



Portfolio Manager                      Expertise                             Professional Experience
-----------------                      ---------                             -----------------------


Stephanie Scofield                     Pacific Basin &                       Portfolio Manager, Emerging Markets, MGIS
                                       Emerging Market Equities              (since 1993); Portfolio Manager, Pacific
                                                                             Basin, MGIS (since 1992); Analyst,
                                                                             Japanese equities, MGIS (1990-1992).

Alex Tedder                            European Equities                     Portfolio Manager, Europe, MGIS (since 1994);
                                                                             Analyst/Portfolio Manager, Schroder Investment
                                                                             Management (1990-1994).

William Thomas                         Japanese Markets                      Director, MGIS (since 1988); Portfolio
                                                                             Manager, MGIS (technology investments) (1984-
                                                                             1988); Director, Extel (UK computing services
                                                                             company) (1971-1979).

Simon Treacher                         Emerging Markets Debt                 Portfolio Manager, MGIS (since 1994);
                                                                             Portfolio Manager, Prudential Portfolio
                                                                             Managers (1992-1993); Portfolio
                                                                             Manager, Worldinvest Ltd.
                                                                             (1978-1992); Portfolio Manager,
                                                                             Bankers Trust Co. (1984-1987);
                                                                             National Westminster Bank
                                                                             (1980-1984).

Christopher Turner                     European Emerging                     Portfolio Manager, European Emerging Markets,
                                       Markets Equities                      MGIS (since 1993); Portfolio Manager,
                                                                             European Markets, MGIFM (since 1990);
                                                                             Analyst/Portfolio Manager, Equity and Law Life
                                                                             Assurance Society (1986-1990).


Jonathan Wild                          International Equity Markets,         Portfolio Manager, MGIS (since
                                       Small Capitalization Companies        1996); Portfolio Manager, Finsbury
                                                                             Asset Management (1993-1995);
                                                                             Manager, Barclays De Zoette Wedd
                                                                             (1991-1992); Manager, KPMG Peat
                                                                             Marwick (1986-1991).

Richard Wilson                         UK Equities                           Director, MGIS (since 1996); Portfolio
                                                                             Manager, UK, MGIS (since 1993); Portfolio
                                                                             Manager, HSBC Asset Management (1992-1993);
                                                                             Portfolio Manager, Midland Montagu Asset
                                                                             Management (1988-1992).


                                   APPENDIX C

                         TAX CERTIFICATION INSTRUCTIONS


         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Internal Revenue Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                   Morgan Grenfell Investment Services Limited
                               20 Finsbury Circus
                            London, England EC2M 1NB


                          Administrator and Shareholder
                                 Servicing Agent
                      SEI Financial Management Corporation
                              1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                   Distributor
                         SEI Financial Services Company
                              1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100


                                    Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                             Chicago, Illinois 60675


                                 Transfer Agent
                                DST Systems, Inc.
                             SEI Division CT-7 Tower
                                 1004 Baltimore
                           Kansas City, Missouri 64105


                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                  Legal Counsel
                                  Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109


                               Service Information
                 Existing accounts, new accounts, prospectuses,
                      Statements of Additional Information
                        applications, and service forms -
                                 1-800-550-6426

                      Telephone Exchanges - 1-800-407-7301

                           Share Price and Performance
                          Information - 1-800-550-6426

                         SUPPLEMENT DATED MARCH 18, 1997
                     TO STATEMENT OF ADDITIONAL INFORMATION
               DATED JANUARY 16, 1997 FOR INSTITUTIONAL SHARES OF
                              THE FOLLOWING FUNDS:


               Morgan Grenfell International Equity Fund
               Morgan Grenfell Global Equity Fund
               Morgan Grenfell European Equity Fund
               Morgan Grenfell Pacific Basin Equity Fund to
               Morgan Grenfell International Small Cap Equity Fund Morgan Grenfell Japanese Small Cap Equity Fund Morgan Grenfell European Small Cap Equity Fund Morgan Grenfell Emerging Markets Equity Fund
               Morgan Grenfell Global Fixed Income Fund
               Morgan Grenfell International Fixed Income Fund Morgan Grenfell Emerging Markets Debt Fund


     Effective March 1, 1997, Morgan Grenfell Investment Services Ltd. agreed to reduce its management fee for Morgan Grenfell Emerging Markets Debt Fund to an annual rate of 1.00% of that Fund's average daily net assets. Accordingly, the description of this Fund's management fee rate as 1.50% (the Fund's prior management fee rate) in the Statement of Additional Information should be disregarded.

     The Trustees of Morgan Grenfell Investment Trust have approved the removal of the nonfundamental investment restrictions shown as restrictions (b), (d),
(f), (g), (h), (j) and (k) on pages 21 and 22 of the Statement of Additional Information. Accordingly, these restrictions no longer apply to the Funds.

                         SUPPLEMENT DATED MARCH 18, 1997
                      TO PR0SPECTUS DATED JANUARY 16, 1997
                FOR INSTITUTIONAL SHARES OF THE FOLLOWING FUNDS:


                Morgan Grenfell Fixed Income Fund
                Morgan Grenfell Municipal Bond Fund
                Morgan Grenfell Short-Term Fixed Income Fund
                Morgan Grenfell Short-Term Municipal Bond Fund
                Morgan Grenfell Smaller Companies Fund


         Morgan Grenfell Smaller Companies Fund is no longer prohibited from investing more than 5% of its total assets in purchased options other than protective put options. However, for the remainder of the current fiscal year, the Fund does not intend to exceed this 5% limit other than on a temporary basis.

                         SUPPLEMENT DATED MARCH 18, 1997
                     TO STATEMENT OF ADDITIONAL INFORMATION
               DATED JANUARY 16, 1997 FOR INSTITUTIONAL SHARES OF
                              THE FOLLOWING FUNDS:


               Morgan Grenfell Fixed Income Fund
               Morgan Grenfell Municipal Bond Fund
               Morgan Grenfell Short-Term Fixed Income Fund
               Morgan Grenfell Short-Term Municipal Bond Fund
               Morgan Grenfell Smaller Companies Fund

         The Trustees of Morgan Grenfell Investment Trust have approved the removal of the nonfundamental investment restrictions shown as:

          (i) restrictions (b), (d), (f), (g), (h), (j) and (k) on pages 24 and 25 of the Statement of Additional Information for each Fund other than Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund; and

          (ii) restriction (2) on page 26 of the Statement of Additional Information for Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund.

Accordingly, these restrictions no longer apply to the Funds.

                         SUPPLEMENT DATED MARCH 18, 1997
                      TO PROSPECTUS DATED JANUARY 16, 1997
                FOR INSTITUTIONAL SHARES OF THE FOLLOWING FUNDS:


                Morgan Grenfell Global Fixed Income Fund
                Morgan Grenfell International Fixed Income Fund
                Morgan Grenfell Emerging Markets Debt Fund

     Effective March 1, 1997, Morgan Grenfell Investment Services Ltd. agreed to reduce: (1) its management fee for Morgan Grenfell Emerging Markets Debt Fund from an annual rate of 1.50% to 1.00% of the Fund's average daily net assets and
(2) its management fee and make arrangements to the extent necessary to limit Net Operating Expenses for institutional shares of the Fund to 1.25% of the Fund's average daily net assets. Previously, the expense cap for institutional shares of the Fund had been 1.50%.

     Based upon Morgan Grenfell Emerging Markets Debt Fund's new management fee rate and expense cap and assuming a 5% annual return, an investor in institutional shares of the Fund would pay the following expenses on a $1,000 investment over the following periods:

    1 Year           3 Years            5 Years           10 Years
    ------           -------            -------           --------
     $15               $47                $82               $179

     Each Fund is no longer prohibited from investing more than 5% of its total assets in purchased options other than protective put options. However, for the remainder of the current fiscal year, no Fund intends to exceed this 5% limit other than on a temporary basis.

     Each Fund is no longer prohibited from investing more than 5% of its net assets in restricted securities (i.e., securities that are subject to restrictions on resale because they are not registered in reliance on the exemption for non-public offerings under the Securities Act of 1933 (excluding Rule 144A and Regulation S securities)). Most restricted securities are also illiquid, and each Fund will continue to limit its investments in illiquid securities to 15% of its net assets.

     David Dowsett is a member of the portfolio management team that manages Morgan Grenfell Emerging Markets Debt Fund's investments. Mr. Dowsett's professional experience is as follows:


                 Portfolio Manager, Emerging Markets Debt,
                 MGIS (since 1995); Portfolio Manager, Morgan
                 Grenfell International Funds Management Ltd.
                 (since 1994); BA, Durham University (1991-1994).

                         SUPPLEMENT DATED MARCH 18, 1997
                     TO STATEMENT OF ADDITIONAL INFORMATION
                  DATED MARCH 7, 1997 FOR INSTITUTIONAL SHARES
                             OF THE FOLLOWING FUNDS


                           Morgan Grenfell Global Fixed Income Fund
                           Morgan Grenfell International Fixed Income Fund Morgan Grenfell Emerging Markets Debt Fund


         Effective March 1, 1997, Morgan Grenfell Investment Services Ltd. agreed to reduce its management fee for Morgan Grenfell Emerging Markets Debt Fund to an annual rate of 1.00% of that Fund's average daily net assets. Accordingly, the description of this Fund's management fee rate as 1.50% (the Fund's prior management fee rate) in the Statement of Additional Information should be disregarded.

         The Trustees of Morgan Grenfell Investment Trust have approved the removal of the nonfundamental investment restrictions shown as restrictions (b),
(d), (f), (g), (h), (j) and (k) on pages 20 and 21 of the Statement of Additional Information. Accordingly, these restrictions no longer apply to the Funds.